Property and equipment, net	12 Months Ended
Dec. 31, 2019
Property and equipment, net
Property and equipment, net
8.	Property and equipment, net

	As of December 31,
	2018	2019
	RMB	RMB
Cost:
Buildings	4,113,753	6,689,846
Furniture, fixtures and equipment	2,709,502	3,137,031
Leasehold improvements	407,330	840,895
Motor vehicles	422,902	382,218
Software	60,858	69,898
Construction in process	3,179,701	3,712,357

Sub-total	10,894,046	14,832,245
Less: A ccumulated depreciation	(2,362,563)	(3,092,864)
Less: A ccumulated impairment	—	(482,571)

Property and equipment, net	8,531,483	11,256,810

	Year ended December 31,
	2017	2018	2019
	RMB	RMB	RMB
Depreciation expenses were charged to:
Fulfillment expenses	329,945	402,942	456,678
Marketing expenses	305	380	23,179
Technology and content expenses	312,506	282,020	232,944
General and administrative expenses	78,084	84,948	117,567

Total	720,840	770,290	830,368

During the year ended December 31, 2019, due to declining utilization on two of the Group’s transit warehouses, it has decided to rent out these warehouses. Due to this change, the Group has identified an impairment indicator for its transit warehouses due to their declining utilization rate and recognized impairment loss of RMB482.6 million. The impairment loss is recorded in general and administrative expenses on the consolidated statements of income and comprehensive income. The amount of impairment is determined by its fair value as estimated using discounted expected future cash flows less the carrying amount. The Group views the transit warehouse together with their land use right as an asset group and the land use right was impaired, accordingly.